Exhibit 99.2

Exhibit 99.2

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2nd Quarter 2004

Analyst Conference

July 22, 2004

New York, NY

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Forward-Looking Statements

Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended December 31, 2003, in addition to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 filed with the Securities and Exchange Commission.

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Alain J. P. Belda

Chairman and Chief Executive Officer

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YTD Performance

•	Best safety performance ever

1st half LWD of 0.07

90% of the company without an LWD in the first half

Strong operational execution

Record quarterly and YTD earnings

~ $500M of revenue growth YTD in addition to LME price increases

5 of 6 segments up YTD

Double digit ROC achieved in Q2

Realized $160M of annual savings towards cost challenge

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2004 YTD Performance

Financial discipline continues

Cap-ex held to 68% of depreciation

Debt-to-cap at 33.6% (target range 25-35%)

Days working capital at 53.6, down from 56.3 one year ago

Divestiture Process Complete

Total cash proceeds of ~ $640 million ($560m Alcoa Share), with certain businesses retained

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Richard B. Kelson

Executive Vice President

Chief Financial Officer

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2nd Quarter Highlights

•	Revenues increased 7% sequentially and 11% Y/Y to $6.1 billion, highest since 4Q 2000
•	Revenue gains in every segment over prior quarter
•	Income from continuing operations highest ever, up 15% Q/Q and 86% Y/Y
•	Continued ROC improvement to 10.2% annualized – above cost of capital

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2nd Quarter Highlights (continued)

•	SG&A declined to 5.2% of sales
•	Capex remained low at $221m, 73% of depreciation
•	Debt-to-Capital ratio declined to 33.6%

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Safety

LWD Incident Rate

Continued strong performance in 2Q 2004

Rate (injuries per 200,000 hrs.)

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* Reynolds, Howmet/Huck included beginning in 2002. IVEX and Fairchild included beginning in 2004.

** Includes IVEX and Fairchild prior to 2004.

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2nd Quarter 2004 Financial Overview

In Millions	2Q04	1Q 04	Fav/(Unfav)
LME 3-Month Average ($/MT)	$1,692	$1,667	$25
Sales	$6,092	$5,696	$396
Cost of Goods Sold	$4,807	$4,438	($369)
% of Sales	78.9%	77.9%	(1.0 pts)
SG&A	$319	$344	$25
% of Sales	5.2%	6.0%	0.8 pts
Restructuring and Other Charges	$5	($31)	($36)
Other Income, Net (Gain)	($125)	($22)	$103
Effective Tax Rate	29.1%	27.9%	(1.2 pts)
Minority Interests	$73	$50	($23)
GAAP Net Income	$404	$355	$49
GAAP Income From Continuing Operations	$404	$350	$54

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Balance Sheet: 2Q 04 vs. 2Q 03

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1	2Q2003 excludes $440m proceeds from forward metal sale. Free Cash Flow defined as Operating Cash Flow less Capital Expenditures.
2	Balances reflect reclassifications for changes in status from assets held for sale to assets held and used

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2nd Quarter Market Conditions Global View

•	Market Conditions

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	Change from 2Q 03	Change from 1Q 04
Realized Prices
Alumina	33%	8%
Primary	25%	5%
3rd Party Revenue
Aerospace	5%	6%
Automotive	-1%	0%
Commercial Transportation	40%	6%
B&C	9%	15%
Industrial Products	16%	14%
Packaging	14%	7%

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Alumina & Chemicals

Alignment: Bauxite mining, alumina refining

Markets:	ATOI Performance:

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Current Business Conditions:

Positives	Negatives
LME-based pricing continues to be favorable	Weaker USD would negatively impact margins

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Primary Metals

Alignment: 4.0 million mt of smelting capacity, with 762 kmt currently idled *

Markets:	ATOI Performance:

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Current Business Conditions:

Positives	Negatives
Continued strong metal prices	ABI Impact

Continued program of metal purchases to optimize selling of value-added products	Higher alumina and energy costs (both tied to higher metal prices)

* includes Alcoa’s 200kmt share at Becancour currently idled

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Flat Rolled Products

Alignment: Aluminum sheet and plate for aerospace applications, rigid container sheet for beverage cans, and mill products

Markets:	ATOI Performance:

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Current Business Conditions:

Positives	Negatives

Industrial markets remain strong	Seasonal softening in Europe

Seasonal strength in rigid container sheet	Automotive OEM shutdowns and platform build rate reductions

Kitts Green back on-line	Summer maintenance outages in NA

Continued throughput issues at Tennessee

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Engineered Products

Alignment: Hard and soft alloy extrusions, aluminum forgings, Alcoa Fasteners & Howmet products

Markets:	ATOI Performance:

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Current Business Conditions:

Positives	Negatives

Commercial vehicle market to maintain Q2 strength	Automotive OEM shutdowns and platform build rate reductions

Building & construction seasonally strong	Seasonal softening in Europe

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Packaging & Consumer

Alignment: Reynolds consumer products, closures, food packaging, flexible packaging, and packaging graphics design

Markets:	ATOI Performance:

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Current Business Conditions:

Positives	Negatives
Seasonal strength in consumer products	Seasonal weakness in closures
Resin prices remain high
Kama outage will drive increased spot market purchases of resin

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Other

Alignment: Alcoa Fujikura, residential building products, automotive structures and Integris Joint Venture

Markets:	ATOI Performance:

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Current Business Conditions:

Positives	Negatives
Building and Construction seasonally strong	Auto OEM s hutdowns and platform build rate reductions

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Outlook Summary

3Q ‘04 Outlook
Positives	Negatives
LME prices remain high	ABI and Kama Impact
Industrial markets are strong	Continued high energy costs
Kitts Green outage won’t recur	Resin prices remain high
Seasonal softening in Europe and summer maintenance outages in North America
Auto OEM shutdowns and platform build rate reductions
Weak er USD negatively impacts margins in the Upstream

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Cost Savings Challenge

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Return on Capital

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All indicators are based on the Bloomberg ROC Methodology.

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Alain J. P. Belda

Chairman and Chief Executive Officer

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Market Fundamentals Remain Intact

Alumina	Aluminum

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Source: Consensus forecast

Inventory Days of Consumption LME & IAI:

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Downstream Markets Gaining Momentum

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Growth Initiatives - Upstream

Active Upstream Projects

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Growth Initiatives - Downstream

Fabricating facilities in Russia

Samara - flat rolled products, extrusions, and forgings

Belaya Kalitva - flat rolled products, extrusions, tubes, and forgings

Russian and global markets

Awaiting government approvals

Bohai rolling mill

Partnership with CITIC

Alcoa to invest $200M

Multiple markets, including transportation

Expect JV formation by the end of the year

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Our Top Priorities

Long-term value creation

Values are our foundation

Cost control, capital discipline, customers - ABS is how we do business

Deliver on our short term goals

Manage the portfolio

Improve the balance sheet

Capitalize on improving market conditions

Strengthening US economy, key markets moving off lows

Continued strength in Asia with lingering weakness in Europe

Profitable Growth

Multiple opportunities for profitable growth - they must meet our hurdles

Organic and Acquisitions

Outperform the competition and industrial peers

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For Additional Information, contact:

William F. Oplinger

Director, Investor Relations

Alcoa

390 Park Avenue

New York, N.Y. 10022-4608

Telephone: (212) 836-2674

Facsimile: (212) 836-2813

www.alcoa.com

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Appendix

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Income and EPS Information and Reconciliation

In Millions	2Q 04	1Q 04	2Q 03
GAAP Net Income	$404	$355	$216
Discontinued operations - operating loss	—	—	$2
Discontinued operations - gain on divest.	—	($5)	($1)
GAAP Income from continuing operations	$404	$350	$217
Restructuring and other charges (2):
Restructurings	$3	$8	$12
(Gain)/Loss on divestitures	$1	($58)	$2
Income from continuing operations excluding restructuring and other charges (1)	$408	$300	$231

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Income and EPS Information and Reconciliation (Continued)

In Millions	2Q 04	1Q 04	2Q 03
GAAP Earnings per share	$0.46	$0.41	$0.26
Discontinued operations - operating loss
Discontinued operations - gain on divestitures
GAAP Earnings per share from continuing operations	$0.46	$0.40	$0.26
Restructuring and other charges:
Restructurings
(Gain)/Loss on Divestitures
EPS from continuing operations excluding restructuring and other charges	$0.47	$0.34	$0.27
Avg. Shares Diluted Outstanding	877	879	847

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Notes to Reconciliation

(1)

Alcoa believes that income from continuing operations excluding restructuring and other charges is a measure that should be presented in addition to income from continuing operations determined in accordance with GAAP. The following matters should be considered when evaluating this non-GAAP financial measure:

•

Alcoa reviews the operating results of its businesses excluding the impacts of restructurings and divestitures. Excluding the impacts of these charges can provide an additional basis of comparison. Management believes that these charges are unusual in nature, and would not be indicative of ongoing operating results. As a result, management believes these charges should be considered in order to compare past, current, and future periods.

•

The economic impacts of the restructuring and divestiture charges are described in the footnotes to Alcoa’s financial statements. Generally speaking, charges associated with restructurings include cash and non-cash charges and are the result of employee layoff, plant consolidation of assets, or plant closure costs. These actions are taken in order to achieve a lower cost base for future operating results.

•

Charges associated with divestitures principally represent adjustments to the carrying value of certain assets and liabilities and do not typically require a cash payment. These actions are taken primarily for strategic reasons as the company has decided not to participate in this portion of the portfolio of businesses.

•

Restructuring and divestiture charges are typically material and are considered to be outside the normal operations of a business. Corporate management is responsible for making decisions about restructurings and divestitures.

•

There can be no assurance that additional restructurings and divestitures and goodwill impairment will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both income from continuing operations determined under GAAP as well as income from continuing operations excluding restructuring and other charges.

(2)	Restructuring and other charges totaled $5 of expense ($4 after tax and minority interests) in the second quarter of 2004, consisting principally of layoff charges.

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Reconciliation of Return on Capital

In Millions	2Q 04 Bloomberg Method	2Q 04 Annlzd	1Q 04 Bloomberg Method	1Q 04 Annlzd	4Q 03 Bloomberg Method	4Q 03 Annlzd	3Q 03 Bloomberg Method	3Q 03 Annlzd	2Q 03 Bloomberg Method	2Q 03 Annlzd
Net Income	$1,330	$1,616	$1,142	$1,420	$938	$1,164	$424	$1,120	$346	$864
Minority Interest	$220	$292	$222	$ 200	$231	$172	$186	$216	$181	$300
Interest Expense (After-tax)	$209	$196	$220	$ 184	$238	$224	$255	$232	$266	$240
Numerator (Sum Total)	$1,759	$2,104	$1,584	$1,804	$1,407	$1,560	$865	$1,568	$793	$1,404
ST Borrowings	$332	$540	$318	$ 554	$351	$389	$160	$155	$153	$110
LT Borrowings	$7,137	$6,556	$7,727	$6,737	$7,529	$7,175	$8,011	$7,801	$7,942	$8,309
Preferred Equity	$55	$55	$55	$55	$55	$55	$55	$55	$55	$55
Minority Interest	$1,407	$1,328	$1,364	$1,349	$1,317	$1,310	$1,287	$1,398	$1,400	$1,443
Common Equity	$11,277	$12,230	$11,134	$12,130	$10,946	$11,541	$10,467	$10,698	$10,504	$10,181
Denominator (Sum Total)	$20,208	$20,709	$20,597	$20,825	$20,198	$20,470	$19,980	$20,107	$20,054	$20,098
ROC	8.7%	10.2%	7.7%	8.7%	7.0%	7.6%	4.3%	7.8%	3.9%	7.0%

Notes:

Note: Bloomberg Methodology calculates ROC based on the trailing 4 quarters.

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Reconciliation of Days Working Capital

In Millions	2Q 2004	2Q 2003 1
Receivables from Customers	$2,983	$2,614
Inventories	$2,855	$2,569
Accounts Payable, Trade	($2,253)	($1,782)
Numerator (Sum Total)	$3,585	$3,401
Daily Revenue
Quarterly Revenue	$6,092	$5,497
Number of Days	91	91
Denominator
Average Daily Revenue	$66.9	$60.4
Days Working Capital	53.6	56.3

Notes:

1	Balances reflect reclassifications for changes in status from assets held for sale to assets held and used.

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Reconciliation of Cash Flow Measures

In Millions	2Q 2004	2Q 2003 1
Cash From Operations Reconciliation
Cash From Operations	$490	$1,249
Less: Cash Received on Long-term Aluminum Supply Contract	—	$440
Adjusted Cash From Operations	$490	$809
Free Cash Flow Calculation
Adjusted Cash From Operations	$490	$809
Less: Capital Expenditures	$221	$222
Free Cash Flow	$269	$587

Notes:

1	Reflects reclassifications for changes in status from assets held for sale to assets held and used.